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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-54874) of Alliance Fiber Optic Products, Inc. of our report dated January 30, 2001, relating to the financial statements which appears in this Form 10-K.




PricewaterhouseCoopers LLP

San Jose, California
March 30, 2001